                                     MARSICO

                                      FUNDS

                                     ANNUAL

                                     REPORT

                               SEPTEMBER 30, 2001


                              [MARSICO FUNDS LOGO]

                                TABLE OF CONTENTS

A LETTER TO OUR VALUED SHAREHOLDERS....................................1
MARSICO FOCUS FUND
    Fund Overview.....................................................15
    Schedule of Investments...........................................16
    Statement of Assets and Liabilities...............................19
    Statement of Operations...........................................20
    Statements of Changes in Net Assets...............................21
    Financial Highlights..............................................22
MARSICO GROWTH & INCOME FUND
    Fund Overview.....................................................23
    Schedule of Investments...........................................24
    Statement of Assets and Liabilities...............................28
    Statement of Operations...........................................29
    Statements of Changes in Net Assets...............................30
    Financial Highlights..............................................31
MARSICO 21ST CENTURY FUND
    Fund Overview.....................................................32
    Schedule of Investments...........................................33
    Statement of Assets and Liabilities...............................36
    Statement of Operations...........................................37
    Statements of Changes in Net Assets...............................38
    Financial Highlights..............................................39
MARSICO INTERNATIONAL OPPORTUNITIES FUND
    Fund Overview.....................................................40
    Schedule of Investments...........................................41
    Statement of Assets and Liabilities...............................45
    Statement of Operations...........................................46
    Statements of Changes in Net Assets...............................47
    Financial Highlights..............................................48

                              [MARSICO FUNDS LOGO]

                                                                     LETTER
                                                                     TO THE
                                                                  SHAREHOLDERS
                                                                OCTOBER 15, 2001

DEAR MARSICO FUNDS SHAREHOLDERS

Writing an annual letter to shareholders almost always presents somewhat of a challenge, especially from the perspective of attempting to compress a year's worth of events, Fund performance, and investment outlooks into a manageable number of pages. This year in particular is a real test--a remarkable number of events have unfolded over the course of just 12 months.

In an attempt to summarize all of those events, we thought it would be appropriate to start with a review of each Fund's investment results for the 12-month period ending September 30, 2001. Then we "shift gears" and offer commentary on the general market outlook and current Fund investment posture.

INVESTMENT REVIEW BY TOM MARSICO
MARSICO FOCUS FUND
MARSICO GROWTH & Income Fund

The Focus Fund and Growth & Income Fund posted total returns of -38.17% and -36.45%, respectively, for the one-year period ending September 30, 2001.(1) For comparative purposes, the S&P 500(R) Index--which we consider to be the Funds' primary equity benchmark--had a total return of -26.62% over the same time period. Please see below for information regarding the Funds' longer-term performance.

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


Clearly, the past year has been exceptionally difficult for many equity investors, with growth-oriented investment styles being under particular pressure. As discussed in previous letters to shareholders, over the course of my entire career managing money, the past 12 months unquestionably rank as one of the most challenging, complex periods for investing that I have experienced. In reflecting upon the year and studying the Funds' strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Funds' performance shortfall as compared to the S&P 500(R) Index.

Two of the detractors from performance were the Funds' positions in pharmaceutical and biotechnology companies.(2) These included companies such as Merck, Pfizer, Genentech and Amgen. Some shareholders may recall that we decided to substantially reduce the Funds' technology-related and telecommunications holdings during calendar year 2000. In hindsight, while we were well along in the process of reducing the Funds' technology weightings as the fourth quarter of 2000 began, we would have been better off with an even more rapid reduction in this sector, as most technology companies sold off sharply. While this repositioning had an adverse effect on the Funds' performance in early January, 2001, the Funds' lower average allocation to technology companies since then helped avoid some of the negative effects of the continued downturn in technology stocks.

At the time, when in our view earnings outlooks for many technology and telecom companies were beginning to deteriorate, we believed the health care sector in general offered a better investment alternative both in terms of profit outlooks and valuation. We were particularly drawn to the apparent strength of various companies' new product pipelines, which we considered to be robust and exciting. Furthermore, our research suggested that--on a historical basis--

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


health care-related companies tended to perform relatively well during periods when equity markets, technology stocks in particular, were experiencing high levels of volatility and, in the aggregate, trending down. However, while each of these theses is defensible, in hindsight they were somewhat off the mark. Drug stocks were under pressure throughout much of the year over potentially renewed political pressure on pricing. That pressure was exacerbated when James Jeffords (Vermont) announced he was leaving the Republican Party in favor of Independent status. That change was perceived to shift the "balance of power" in the U.S. Senate with regard to health care administration--a potential negative for the drug companies. Later in the year, we felt there was a subtle evolution in the manner in which the Food & Drug Administration ("FDA") was conducting its review process for new drugs. In our view, the FDA seemed increasingly less willing to approve a variety of new products. That, in turn, triggered some questions in our minds about the companies' product pipelines which in turn created doubts about various companies' earnings outlooks. Far from being a "safe harbor", our positions in pharmaceutical and biotechnology companies turned out to be a significant underlying reason for the Funds' underperformance last year.

Fortunately, the news with regard to the Funds' health care-related holdings wasn't entirely bad last year. In the equipment and services areas, holdings in companies such as Tenet Healthcare, UnitedHealth Group, and Baxter International added substantial value. As we reduced the Funds' positions in pharmaceutical and biotechnology companies, we increased allocations to the equipment and services industries. As you will see in the enclosed inventory of Fund holdings, these types of companies continued to be material positions as of September 30, 2001.

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


Two additional areas of investment that detracted from the Funds' results were our investments in consumer-related and energy companies. In the case of consumer-related positions, a substantial portion of the performance shortfall for the overall year occurred in September 2001. By and large, our consumer-related positions, which over the year were comprised primarily of retailing companies, held up reasonably well in late-2000 and through approximately the first eight months of calendar year 2001. The terrorist attacks on September 11th were a catalyst for an initial sell-off in a variety of industries, including retailing, lodging and leisure-related. Home Depot, Tiffany and Four Seasons Hotels were particularly hard-hit in the immediate aftermath of the terrorist attacks. We should note that we continued to maintain our positions in these areas as of September 30, 2001. In addition, the Funds' performance as compared to benchmarks such as the S&P 500(R) Index was in some cases affected by industries that we did not own that performed relatively well, particularly stocks of tobacco companies and regional banks.

With regard to energy, the Funds' performance was negatively affected last fiscal year by positions in companies such as Smith International, Calpine and Schlumberger. We have reduced or eliminated all of our energy-related positions as of September 30, 2001.


/s/ THOMAS F. MARSICO
------------------------------------
Thomas F. Marsico
Chairman and Chief Executive Officer

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]

INVESTMENT REVIEW BY JIM HILLARY
MARSICO 21ST CENTURY FUND

The 21st Century Fund had a total return of -42.36% for the one-year period ending September 30, 2001. For comparative purposes, the S&P 500(R) Index, which we consider to be the Fund's primary equity benchmark, Nasdaq Composite Index and Wilshire 5000 Index had total returns of -26.62%, -59.07% and -28.93%, respectively, over the same period.(1) Please see below for information regarding the Fund's longer-term performance.

Over the course of the entire 12-month period ending September 30, 2001, there were several factors underlying the 21st Century Fund's performance. The Fund's positions in technology and telecommunications companies were one area of overall weakness, at least as compared to market indices such as the S&P 500(R) Index or the Wilshire 5000 Index. While we had taken steps to reduce the Fund's allocation to technology and telecommunications companies in late-2000 and early-2001, in similar fashion to the Focus and Growth & Income Funds, the Fund still has a material level of investment in these sectors and, therefore, was not immune to the episodes of sharp sell-offs in these sectors that took place earlier this year. In particular, hardware and equipment companies--including EMC, Sun Microsystems and Cisco Systems--detracted significantly from the Fund's overall returns for the year ending September 30, 2001.(2)

Energy-related holdings were a second area of significant weakness for the Funds, despite comprising a relatively modest portion of the Fund's asset base. Specifically, companies such as Smith International, Devon Energy, Halliburton, Schlumberger and Massey Energy detracted from investment results. In general terms, the Fund's energy-related investments were based on my assessment that

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


many companies in this arena were engaged in value-added restructuring of their businesses, offered the potential for attractive earnings growth in relation to many other sectors, and were trading at reasonable valuations. In reflecting upon these investments, it is clear that with some of the Fund's holdings, the market's perception of the actual magnitude and significance of companies' restructuring efforts was less sanguine than ours. Schlumberger was viewed quite negatively when it surprised investors with the announcement that it intended to acquire Sema, a French information technology services company. And finally, in the aftermath of the terrorist attacks, many energy-related companies' stock prices came under pressure due to the perception that global demand for oil would decline in concert with a more prolonged world-wide economic slowdown. I trimmed or eliminated some of the Fund's energy positions, but maintained others based on my judgement that underlying positive fundamentals for those companies remain compelling.

The Fund's positions in the consumer and financial services sectors, echoing to some extent what transpired with Focus and Growth & Income Funds, were a third area contributing to its performance shortfall. Retailing stock holdings--most notably Tiffany and Home Depot--adversely affected investment results, with much of that compressed into the month of September 2001. Additionally, performance was negatively impacted by the Fund not having positions in certain areas that performed well, including tobacco and regional banks.

Health care-related holdings on balance added value to the Fund's returns last year. While holdings in pharmaceutical and biotechnology companies--including Genentech, Albany Molecular, Large Scale Biology and InterMune--hurt performance somewhat, this was more than offset by investments in the health care equipment and services industry, most notably Baxter International and Tenet Healthcare.


/s/ JAMES A. HILLARY
--------------------
James A. Hillary
Portfolio Manager

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]



INVESTMENT REVIEW BY JIM GENDELMAN
MARSICO INTERNATIONAL OPPORTUNITIES FUND

The Marsico International Opportunities Fund had a one-year (US$) return of -32.32% for the one-year period ended September 30, 2001. For comparative purposes, the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which we consider to be the Fund's primary benchmark, had a total (US$) return of -28.53% for the 12 months ending September 30, 2001.(1)

Over the course of the past year, similar to other Marsico Funds, we too had taken steps throughout the year to reduce the International Opportunities Fund's allocation to areas such as technology (especially the hardware and equipment) and telecommunications companies.(2) For the year as a whole, the Fund had a modest underweighting on average in these particular areas. Essentially, that overall investment posture was a "wash" performance-wise. Relative to the EAFE Index, the Fund benefited from its relatively low allocation to technology hardware and equipment companies, while being hurt by its investments in software and services companies.

In several cases, areas of increased emphasis in the Fund--most notably financial services and health care-related--also had positive effects on performance. In financial services, the Fund's performance was helped by its investments in Bank of Ireland and Suruga Bank, while also benefiting from a relative underweighting in stocks of insurance companies. Another value-added area of investment for the Fund last fiscal year was its pharmaceutical and biotechnology holdings, including companies such as Aventis, Elan PLC and GlaxoSmithKline. Transportation holdings, highlighted by investments in Ryanair and Canadian National Railroad, were also an important "positive" to the Fund's results last fiscal year.

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


The primary area of underperformance for the Fund was its investments in various consumer discretionary industries. Like other Marsico Funds managed by Tom and Jim, I generally believed that the repercussions of a global economic slowdown would tend to be most acutely felt in areas such as technology, and that consumer-related sectors of the global economy would most likely be relatively resilient. At least for the one-year performance-reporting period, that assessment, with the benefit of perfect hindsight, was overly optimistic. The Fund's positions in "high end" automobile companies such as BMW and Porsche sold off substantially in the aftermath of the September 11th terrorist attacks. Stocks of retailing and media companies--including Fast Retailing, VNU N.V., Reuters and Fuji Television were under pressure throughout the year. Apparel, lodging and leisure-related holdings also were hit hard in the wake of the terrorist attacks.

/s/ JAMES G. GENDELMAN
----------------------
James G. Gendelman
Portfolio Manager

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]

INVESTMENT OUTLOOK

As you may know, at Marsico Capital we have always sought to assess the overall macroeconomic environment and reach assessments about the near- and longer-term investment outlook. That aspect of our investment process is critical; it helps us form a strategic backdrop for actual portfolio construction. Having said that, we readily acknowledge that it is difficult for us to recall a period of such immense uncertainty, particularly from an investment-focused perspective. We do not believe there is an apt historical precedent for what we are presently facing. In our view, there is no question that new risks have been introduced to the equity markets. These risks encompass economic, financial, political and military considerations. We wonder, for example, about the following possibilities: Will the cost of doing business (i.e., security, insurance) be permanently higher? How might that affect the overall future of corporate profits? Will an inevitable military build-up fundamentally re-shape our economy? How might increased defense spending, which in all likelihood spells the end of the "peace dividend" that resulted from the ending of the Cold War, affect corporate productivity? Investor psychology, which we believe always exerts an important, albeit non-quantifiable effect, on stock pricing, had been severely tested well prior to the September 11th terrorist attacks, and--more recently--has been even further strained by the possibility that the U.S. may be confronted with a bio-terrorism threat.

The terrorist attacks and anthrax cases occurred at a precarious time for the U.S. economy (and many other economies throughout the world). U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary "driver" behind the robust economic growth that characterized the 1990s, had been severely

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


curtailed by U.S. corporations. Many industries--including technology and telecommunications--were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their "highs" achieved in early-2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

It has been a little more than a month since the stock exchanges reopened. While it is impossible to offer definitive conclusions regarding the repercussions of the terrorist attacks in terms of equity markets, there is little question that the terrorist attacks, accompanied by anthrax cases and threats of further terrorist activities, have created an even higher level of near-term concern. Stock market volatility, which was already high prior to the attacks, rose further in September. As the reporting period for third quarter corporate earnings approached, the overall corporate profit outlook was very uncertain.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today. We are heartened by a recovery in stock prices that has taken place thus far in October. While we are still in the early stages of the third quarter "earnings season", a meaningful number of companies have posted better-than-expected results. As discussed below, we continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

Lower Interest Rates and Accommodative Monetary Policy: The Federal Reserve has eased monetary policy aggressively this year, both in the form of interest rate reductions and injections of considerable liquidity into the capital

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


markets. On October 2nd, the Federal Open Market Committee ("FOMC")--the Federal Reserve's (the "Fed") policy-making arm--lowered the Fed Funds Rate by 0.50%, its ninth rate reduction in 2001 totaling 4.0%. Further interest rate cuts by the FOMC, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions by the Fed thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many other central banks in other countries have also acted to reduce interest rates.

U.S. Inflation Remains Quiescent: Inflation, as measured by the Consumer Price Index, continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high; we think that interest rates have room to decline further.

Significant Fiscal Stimulus is Forthcoming: One of the outcomes of the terrorist attacks is that the U.S. government will likely settle on a significant bipartisan legislative package geared at helping to boost the U.S. economy. Although the specific details and actual magnitude of such a package remain under government discussion as of this writing, we believe the total amount could reach $100 billion. In an environment where consumer and corporate spending is down, government spending could act as a critical buffer for the aggregate economy. Longer-term, fiscal stimulus could have the equally important effect of helping spur the aggregate U.S. economy to a more rapid recovery. That may, in turn, have a positive effect on other economies throughout the world.

Equity Valuations Appear More Attractive: The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. We are seeing some

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


evidence that excessive equity valuations that prevailed prior to early- to mid-2000 may have been "wrung out" by this decline. To be sure, there are a number of sectors and industries that in our view appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during September's highly turbulent environment merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. We believe inventory corrections are well underway in many sectors of the economy.

Finally, and perhaps just as importantly, we would salute the measured, cooperative and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

We continue to work diligently to evaluate the overall capital market environment and assess the Funds' holdings. Our investment teams have reviewed each Fund's investment posture carefully on a stock-by-stock basis. For now, we have concluded that in general a full-scale realignment of Fund holdings, and/or raising substantial cash positions would be unnecessary. Much of the Funds' investment emphasis continues to be in areas such as consumer-related, health care, financial services and aerospace/defense. While generalizing

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


about investment strategy spanning four different Funds can sometimes be problematic, in fact all of our portfolios share some essential premises. One of those premises is that we believe the next economic recovery will in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. As you will note from the enclosed inventories of Fund holdings, we are expressing that view quite strongly by having significant investments in retailing and media companies.(2) A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investment include so-called "assured demand" types of companies (i.e., beverage, food, cable television) and companies that offer potential for solid earnings growth that may withstand the pressures stemming from uncertain economic times.

As we have discussed previously, volatility has always been a central characteristic of equity markets. With the increased degree of globalization and sometimes instantaneous transmission of news and information to all corners of the world, accompanied now by increased uncertainty fueled by global terrorism and escalated military activities, we may well be in an era when even higher levels of stock market fluctuations will prevail. We understand how hard it is to be patient at times like this. We believe that investing is a long-term proposition. We thank you for your support during these turbulent times.

                                                                       LETTER
                                                                       TO THE
                                                                    SHAREHOLDERS
                                                                     [CONTINUED]


Fund prices change daily and performance may change significantly during periods of market volatility. To receive current Fund prices and performance information, please call 888-860-8686 or visit the Funds' website at www.marsicofunds.com.

(1) Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The performance returns for the 21st Century Fund and the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

    The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. The Nasdaq Composite Index is an unmanaged, broad based index of over 5,000 stocks that consists of all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Wilshire 5000 Equity Index is a broad based index that measures the performance of approximately 6,500 U.S. headquartered equity securities. The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

(2) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

    Not authorized for distribution unless preceded or accompanied by a current Marsico Funds prospectus.

SUNSTONE DISTRIBUTION SERVICES, LLC, DISTRIBUTOR FOR THE MARSICO FUNDS.

                                                                         FUND
                                                                       OVERVIEW
MARSICO FOCUS FUND
SEPTEMBER 30, 2001

The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

                                 ONE YEAR           AVERAGE ANNUAL SINCE
Performance Comparison     (10/1/00 - 9/30/01)  Inception (12/31/97 - 9/30/01)
--------------------------------------------------------------------------------
Marsico Focus Fund              -38.17%                     8.83%
S&P 500(R) Index                -26.62%                     3.22%

NET ASSETS
--------------------------------------------------------------------------------
9/30/01                                                 $1,311,494,794

NET ASSET VALUE
--------------------------------------
Net Asset Value Per Share       $12.27
                                                    GROWTH OF $10,000(1)
TOP FIVE HOLDINGS
--------------------------------------              Marsico Focus Fund
General Electric Co.              6.04%             S&P 500(R) Index
Fannie Mae                        5.89
UnitedHealth Group, Inc.          5.66                       [GRAPH]
Tenet Healthcare Corp.            5.54
USA Education, Inc.               5.13

SECTOR ALLOCATION(2)
--------------------------------------
Financial                        25.56%
Consumer Cyclical                23.50
Consumer Non-Cyclical            23.20
Industrial                       15.52
Technology                        6.83
Communications                    3.05
Energy                            2.34

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

    The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

                                                                      SCHEDULE
                                                                         OF
                                                                     INVESTMENTS
MARSICO FOCUS FUND
SEPTEMBER 30, 2001


                                                NUMBER           MARKET VALUE              PERCENT OF
                                               OF SHARES          IN DOLLARS               NET ASSETS
                                               ---------         ------------              ----------
COMMON STOCKS

AEROSPACE/DEFENSE
General Dynamics Corporation                     712,400         $ 62,919,168                 4.80%
Lockheed Martin Corporation                      938,812           41,073,025                 3.13
                                                                 ------------                 ----
                                                                  103,992,193                 7.93
                                                                 ------------                 ----
AIRLINES
Southwest Airlines Company                     1,939,821           28,786,944                 2.19
                                               ---------         ------------                 ----

APPLICATIONS SOFTWARE
Microsoft Corporation*                         1,004,282           51,389,110                 3.92
                                               ---------         ------------                 ----

AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG*                     562,446           14,347,264                 1.09
                                               ---------         ------------                 ----

BEVERAGES - NON-ALCOHOLIC
PepsiCo, Inc.                                    920,466           44,642,601                 3.40
                                               ---------         ------------                 ----

BROADCAST SERVICES/PROGRAMMING
Clear Channel Communications, Inc.*              174,790            6,947,903                 0.53
                                               ---------         ------------                 ----

COMPUTERS
International Business
  Machines Corporation                           358,808           33,117,978                 2.52
                                               ---------         ------------                 ----

DIVERSIFIED FINANCIAL SERVICES
Citigroup, Inc.                                1,603,380           64,936,890                 4.95
                                               ---------         ------------                 ----

DIVERSIFIED MANUFACTURING
General Electric Company                       2,129,427           79,214,684                 6.04
                                               ---------         ------------                 ----

ELECTRONICS - MILITARY
L-3 Communications Holdings, Inc.*               101,254            8,854,662                 0.68
                                               ---------         ------------                 ----

FINANCE - CONSUMER LOANS
USA Education, Inc.                              812,177           67,337,595                 5.13
                                               ---------         ------------                 ----

FINANCE - INVESTMENT BANKER/BROKER
Lehman Brothers Holdings, Inc.                 1,115,828           63,434,822                 4.84
                                               ---------         ------------                 ----

FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                                       964,182           77,192,411                 5.89
                                               ---------         ------------                 ----

HOTELS & MOTELS
Four Seasons Hotels, Inc.                        827,987           31,024,673                 2.37
                                               ---------         ------------                 ----

MEDICAL - HMO
UnitedHealth Group, Inc.                       1,115,808           74,201,232                 5.66
                                               ---------         ------------                 ----

MEDICAL - HOSPITALS
Tenet Healthcare Corporation*                  1,217,075           72,598,524                 5.54
                                               ---------         ------------                 ----

                                                                      SCHEDULE
                                                                         OF
                                                                     INVESTMENTS
                                                                     [CONTINUED]

MARSICO FOCUS FUND
SEPTEMBER 30, 2001


                                             NUMBER           MARKET VALUE         PERCENT OF
                                            OF SHARES          IN DOLLARS          NET ASSETS
                                            ---------         -------------        ----------
COMMON STOCKS CONTINUED

MEDICAL LABS & TESTING SERVICES
Quest Diagnostics, Inc.*                      413,498         $  25,512,827           1.95%
                                            ---------         -------------           ----

MEDICAL PRODUCTS
Baxter International, Inc.                    379,098            20,869,345           1.59
Johnson & Johnson                             889,098            49,256,029           3.76
                                                              -------------           ----
                                                                 70,125,374           5.35
                                                              -------------           ----

OIL FIELD MACHINERY & EQUIPMENT
Smith International, Inc.*                    796,410            28,989,324           2.21
                                            ---------         -------------           ----

RETAIL - BUILDING PRODUCTS
The Home Depot, Inc.                        1,488,501            57,113,783           4.35
                                            ---------         -------------           ----

RETAIL - DISCOUNT
Costco Wholesale Corporation*               1,698,547            60,400,331           4.61
Wal-Mart Stores, Inc.                       1,089,782            53,944,209           4.11
                                                              -------------           ----
                                                                114,344,540           8.72
                                                              -------------           ----

RETAIL - JEWELRY
Tiffany & Company                           2,083,074            45,098,552           3.44
                                            ---------         -------------           ----

SAVING AND LOANS/THRIFTS
Washington Mutual, Inc.                     1,128,090            43,408,903           3.31
                                            ---------         -------------           ----

TELECOMMUNICATIONS EQUIPMENT
QUALCOMM, Inc.*                               543,848            25,854,534           1.97
                                            ---------         -------------           ----

TELECOMMUNICATIONS SERVICES
Amdocs Ltd.*                                  183,207             4,882,466           0.37
                                            ---------         -------------           ----

TOTAL COMMON STOCKS
  (cost $1,264,810,830)                                       1,237,349,789          94.35
                                                              =============          =====

                                                                      SCHEDULE
                                                                         OF
                                                                     INVESTMENTS
                                                                     [CONTINUED]


MARSICO FOCUS FUND
SEPTEMBER 30, 2001


                                                   PRINCIPAL/           MARKET VALUE       PERCENT OF
                                                    SHARES               IN DOLLARS        NET ASSETS
                                                --------------         --------------      ----------
SHORT-TERM INVESTMENTS
Federal Home Loan Bank,
  2.75%, 10/1/01                                $   57,900,000         $    7,900,000         4.41%
SSgA Money Market Fund                                  75,450                 75,450         0.01
                                                --------------         --------------       ------
TOTAL SHORT-TERM INVESTMENTS
  (cost $57,975,450)                                                       57,975,450         4.42
                                                                       --------------       ------

TOTAL INVESTMENTS (COST $1,322,786,280)                                 1,295,325,239        98.77
Cash and Other Assets less Liabilities                                     16,169,555         1.23
                                                                       --------------       ------
NET ASSETS                                                             $1,311,494,794       100.00%
                                                                       ==============       ======

* Non-income producing.
See notes to financial statements.

                                                                      STATEMENT
                                                                      OF ASSETS
                                                                         AND
                                                                     LIABILITIES


MARSICO FOCUS FUND
SEPTEMBER 30, 2001


                                                               (AMOUNTS IN THOUSANDS)
                                                               ----------------------
ASSETS

Investments, at value (cost $1,322,786)                             $ 1,295,325
Cash                                                                        103
Receivable for investments sold                                          18,394
Receivable for capital stock sold                                           941
Interest and dividends receivable                                           501
Organizational expenses, net of accumulated amortization                     34
Prepaid expenses and other assets                                           105
                                                                    -----------
TOTAL ASSETS                                                          1,315,403
                                                                    -----------

LIABILITIES
Payable for capital stock redeemed                                        1,958
Accrued investment advisory fee                                             961
Accrued distribution fee                                                    319
Accrued trustees fees                                                        90
Accrued expenses and other liabilities                                      580
                                                                    -----------
TOTAL LIABILITIES                                                         3,908
                                                                    -----------
NET ASSETS                                                          $ 1,311,495
                                                                    ===========

NET ASSETS CONSIST OF
Paid-in-capital                                                     $ 1,571,457
Accumulated net investment loss                                             (99)
Accumulated net realized loss on investments                           (232,402)
Net unrealized depreciation on investments                              (27,461)
                                                                    -----------
NET ASSETS                                                          $ 1,311,495
                                                                    ===========

SHARES OUTSTANDING, $0.001 par value
  (UNLIMITED SHARES AUTHORIZED)                                         106,898
                                                                    -----------
NET ASSET VALUE, REDEMPTION PRICE,
  AND OFFERING PRICE PER SHARE (NET
  ASSETS/SHARES OUTSTANDING)*                                       $     12.27
                                                                    -----------

* Not in thousands.
See notes to financial statements.

                                                                      STATEMENT
                                                                         OF
                                                                      OPERATIONS

MARSICO FOCUS FUND
FOR THE YEAR ENDED
SEPTEMBER 30, 2001


                                                                (AMOUNTS IN THOUSANDS)
                                                                ----------------------
INVESTMENT INCOME
Interest                                                            $     5,065
Dividends (net of $75 of non-reclaimable
  foreign withholding taxes)                                             13,039
                                                                    -----------
TOTAL INVESTMENT INCOME                                                  18,104
                                                                    -----------
EXPENSES
Investment advisory fees                                                 16,995
Distribution fees                                                         4,999
Transfer agent fees and expenses                                          2,420
Printing and postage expenses                                               643
Custody and fund accounting fees                                            280
Fund administration fees                                                    247
State registration fees                                                      85
Professional fees                                                            80
Trustees' fees and expenses                                                  80
Amortization of organizational costs                                         28
Miscellaneous                                                               133
                                                                    -----------
TOTAL EXPENSES                                                           25,990
Less expenses paid indirectly                                              (593)
                                                                    -----------
NET EXPENSES                                                             25,397
                                                                    -----------
NET INVESTMENT LOSS                                                      (7,293)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                       (119,923)
Net realized loss on foreign currency transactions                           (8)
Change in unrealized appreciation/depreciation on
  investments and foreign currency translations                        (883,716)
                                                                    -----------
Net Loss on Investments                                              (1,003,647)
                                                                    -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $(1,010,940)
                                                                    ===========


See notes to financial statements.

                                                                    STATEMENTS
                                                                    OF CHANGES
                                                                   IN NET ASSETS


MARSICO FOCUS FUND


                                                                      YEAR               YEAR
                                                                     ENDED               ENDED
(AMOUNTS IN THOUSANDS)                                              9/30/01             9/30/00
                                                                  -----------          -----------
OPERATIONS

Net investment loss                                               $    (7,293)         $   (20,325)
Net realized gain (loss) on investments                              (119,923)             187,280
Net realized loss on options written                                       --              (16,028)
Net realized gain (loss) on foreign currency transactions                  (8)                 583
Change in unrealized appreciation/depreciation
  on investments and foreign currency translations                   (883,716)             469,292
                                                                  -----------          -----------
Net increase (decrease) in net assets
  resulting from operations                                        (1,010,940)             620,802
                                                                  -----------          -----------
DISTRIBUTIONS

Net realized gains                                                     (3,235)              (5,242)
Distributions in excess of net realized gains                        (235,062)                  --
                                                                  -----------          -----------
Total distributions                                                  (238,297)              (5,242)
                                                                  -----------          -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares                                          546,543            1,298,521
Proceeds from reinvestment of distributions                           231,968                5,128
Redemption of shares                                               (1,071,584)          (1,323,545)
                                                                  -----------          -----------
Net decrease from capital share transactions                         (293,073)             (19,896)
                                                                  -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,542,310)             595,664
                                                                  -----------          -----------

NET ASSETS

Beginning of period                                                 2,853,805            2,258,141
END OF PERIOD                                                     $ 1,311,495          $ 2,853,805
                                                                  ===========          ===========

TRANSACTIONS IN SHARES

Shares sold                                                            34,192               60,056
Shares issued in reinvestment of distributions                         13,865                  239
Shares redeemed                                                       (69,861)             (61,118)
                                                                  -----------          -----------
Net decrease                                                          (21,804)                (823)
                                                                  ===========          ===========

See notes to financial statements.

                                                                       FINANCIAL
                                                                      HIGHLIGHTS



MARSICO FOCUS FUND

FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE PERIOD


                                                            YEAR            YEAR             YEAR           12/31/97*
                                                            ENDED           ENDED            ENDED             TO
                                                           9/30/01         9/30/00          9/30/99          9/30/98
                                                          ----------      ----------      ----------       ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                     $    22.17      $    17.43      $    12.36       $    10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                            (0.07)          (0.16)          (0.06)           (0.01)
Net realized and unrealized gains (losses) on investments      (7.87)           4.94            5.13             2.37
                                                          ----------      ----------      ----------       ----------
Total from investment operations                               (7.94)           4.78            5.07             2.36
                                                          ----------      ----------      ----------       ----------
DISTRIBUTIONS
Net realized gains                                             (0.03)          (0.04)             --               --
Distributions in excess of net realized gains                  (1.93)             --              --               --
                                                          ----------      ----------      ----------       ----------
Total distributions                                            (1.96)          (0.04)             --               --
                                                          ----------      ----------      ----------       ----------
NET ASSET VALUE, END OF PERIOD                            $    12.27      $    22.17      $    17.43       $    12.36
                                                          ==========      ==========      ==========       ==========

TOTAL RETURN                                                  (38.17)%         27.42%          41.02%           23.60%(1)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000s)                          $1,311,495      $2,853,805      $2,258,141       $  858,257
Ratio of expenses to average net assets(1)
  before expenses paid indirectly                               1.30%           1.27%           1.31%            1.56%(2)
Ratio of net investment loss to average net assets,
  net of expenses paid indirectly                              (0.36)%         (0.69)%         (0.43)%          (0.27)%(2)
Ratio of net investment loss to average net assets,
  before expenses paid indirectly                              (0.39)%         (0.70)%         (0.45)%          (0.27)%(2)
Portfolio turnover rate                                          127%            176%            173%             170%(1)

 *  Inception.

(1) Not annualized for the periods less than one year.

(2) Annualized for the periods less than one year.

See notes to financial statements.

                                                                          FUND
                                                                        OVERVIEW

MARSICO GROWTH &
INCOME FUND
SEPTEMBER 30, 2001

The Growth & Income Fund invests primarily in the common stocks of large companies that are selected for their growth potential. In addition, at least 25% ~of its total assets are invested in securities that have income potential.

PERFORMANCE COMPARISON           ONE YEAR              AVERAGE ANNUAL SINCE
                            (10/1/00 - 9/30/01)   Inception (12/31/97 - 9/30/01)
--------------------------------------------------------------------------------
Marsico Growth & Income Fund        -36.45%                  7.92%
S&P 500(R) Index                    -26.62%                  3.22%

NET ASSETS
--------------------------------------------------------------------------------
9/30/01                                              $530,903,510

NET ASSET VALUE
------------------------------------------
Net Asset Value Per Share           $12.71      GROWTH OF $10,000(1)
                                                o Marsico Growth & Income Fund
TOP FIVE EQUITY HOLDINGS                        o S&P 500(R) Index
------------------------------------------
General Dynamics Corp.                5.37%
Tenet Healthcare Corp.                5.20
Citigroup, Inc.                       4.82              [GRAPH]
USA Education, Inc.                   4.80
UnitedHealth Group, Inc.     4.62

SECTOR ALLOCATION(2)
------------------------------------------
Consumer Non-Cyclical                24.92%
Consumer Cyclical                    23.16
Financial                            21.23
Industrial                           13.22
Communications                        9.85
Technology                            6.42
Energy                                1.20

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

    The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and ~is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

                                                                      SCHEDULE
                                                                         OF
                                                                     INVESTMENTS

MARSICO GROWTH &
INCOME FUND
SEPTEMBER 30, 2001



                                                      NUMBER          MARKET VALUE            PERCENT OF
                                                     OF SHARES         IN DOLLARS             NET ASSETS
                                                     ---------        ------------            ----------
COMMON STOCKS

ADVERTISING AGENCIES
Omnicom Group, Inc.                                    36,459         $ 2,366,189                0.45%
                                                       ------         -----------                ----

AEROSPACE/DEFENSE
The Boeing Company                                    122,750           4,112,125                0.77
Embraer -
  Empresa Brasileira de Aeronautica ADR               122,220           1,558,305                0.29
General Dynamics Corporation                          322,586          28,490,795                5.37
Lockheed Martin Corporation                            48,454           2,119,862                0.40
                                                                       ----------                ----
                                                                       36,281,087                6.83
                                                      -------          ----------                ----

AIRLINES
Southwest Airlines Company                            756,065          11,220,005                2.11
                                                      -------          ----------                ----
APPLICATIONS SOFTWARE
Microsoft Corporation*                                392,710          20,094,971                3.78
                                                      -------          ----------                ----
AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG*                          351,770           8,973,194                1.69
                                                      -------          ----------                ----
BEVERAGES - NON-ALCOHOLIC
PepsiCo, Inc.                                         360,612          17,489,682                3.29
                                                      -------          ----------                ----
BREWERY
Adolph Coors Company - Class B                        110,856           4,988,520                0.94
Anheuser-Busch Companies, Inc.                        113,077           4,735,665                0.89
                                                                       ----------                ----
                                                                        9,724,185                1.83
                                                      -------          ----------                ----

BROADCAST SERVICES/PROGRAMMING
Clear Channel Communications, Inc.*                    89,207           3,545,978                0.67
                                                      -------          ----------                ----
BUILDING - RESIDENTIAL/COMMERCIAL
M.D.C. Holdings, Inc.                                 125,711           3,484,709                0.66
                                                      -------          ----------                ----
CABLE TV
Comcast Corporation - Class A*                        565,027          20,267,518                3.82
                                                      -------          ----------                ----
COMPUTERS
International Business
  Machines Corporation                                144,760          13,361,348                2.52
                                                      -------          ----------                ----
COSMETICS & Toiletries
Estee Lauder Companies, Inc. - Class A                 57,837           1,917,297                0.36
                                                      -------          ----------                ----

                                                                      SCHEDULE
                                                                         OF
                                                                     INVESTMENTS
                                                                     [CONTINUED]

MARSICO GROWTH &
INCOME FUND
SEPTEMBER 30, 2001


                                                NUMBER        MARKET VALUE            PERCENT OF
                                              OF SHARES        IN DOLLARS             NET ASSETS
                                              ---------       ------------            ----------
COMMON STOCKS CONTINUED

DIVERSIFIED FINANCIAL SERVICES
Citigroup, Inc.                                632,021         $25,596,850                4.82%
                                               -------         -----------                ----

DIVERSIFIED MANUFACTURING
General Electric Company                       602,754          22,422,449                4.22
Tyco International Ltd.                        148,000           6,734,000                1.27
                                                               -----------                ----
                                                                29,156,449                5.49
                                               -------         -----------                ----
ELECTRONICS - MILITARY
L-3 Communications Holdings, Inc.*              39,380           3,443,781                0.65
                                               -------         -----------                ----
FIDUCIARY BANKS
Northern Trust Corporation                     130,320           6,839,194                1.29
                                               -------         -----------                ----
FINANCE - CONSUMER LOANS
USA Education, Inc.                            307,206          25,470,449                4.80
                                               -------         -----------                ----
FINANCE - INVESTMENT BANKER/BROKER
Lehman Brothers Holdings, Inc.                 226,505          12,876,809                2.43
                                               -------         -----------                ----
FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                                     277,716          22,233,943                4.19
                                               -------         -----------                ----
FOOD - MISCELLANEOUS/DIVERSIFIED
Kraft Foods, Inc. - Class A                    386,028          13,267,782                2.50
Unilever N.V                                    45,088           2,435,654                0.46
                                                               -----------                ----
                                                                15,703,436                2.96
                                               -------         -----------                ----
HOTELS & MOTELS
Four Seasons Hotels, Inc.                      345,914          12,961,397                2.44
                                               -------         -----------                ----
MEDICAL - BIOMEDICAL/GENE
InterMune, Inc.*                                12,292             470,169                0.09
                                               -------         -----------                ----
MEDICAL - HMO
UnitedHealth Group, Inc.                       368,690          24,517,885                4.62
                                               -------         -----------                ----
MEDICAL - HOSPITALS
Tenet Healthcare Corporation*                  463,018          27,619,024                5.20
                                               -------         -----------                ----
MEDICAL LABS & TESTING SERVICES
Quest Diagnostics, Inc.*                        89,864           5,544,609                1.04
                                               -------         -----------                ----

                                                                      SCHEDULE
                                                                         OF
                                                                     INVESTMENTS
                                                                     [CONTINUED]



MARSICO GROWTH &
INCOME FUND
SEPTEMBER 30, 2001



                                                     NUMBER         MARKET VALUE             PERCENT OF
                                                    OF SHARES        IN DOLLARS              NET ASSETS
                                                    ---------       ------------             ----------
COMMON STOCKS CONTINUED

MEDICAL PRODUCTS
Baxter International, Inc.                           136,898         $ 7,536,235                1.42%
Johnson & Johnson                                    347,756          19,265,682                3.63
                                                                     -----------                ----
                                                                      26,801,917                5.05
                                                     -------         -----------                ----
MULTIMEDIA
AOL Time Warner, Inc.*                               226,206           7,487,419                1.41
                                                     -------         -----------                ----
OIL COMPANIES - EXPLORATION & Production
Devon Energy Corporation                              18,622             640,597                0.12
                                                     -------         -----------                ----
OIL FIELD MACHINERY & Equipment
Smith International, Inc.*                           153,164           5,575,170                1.05
                                                     -------         -----------                ----
REITS - OFFICE PROPERTY
Equity Office Properties Trust                        43,669           1,397,408                0.26
                                                     -------         -----------                ----
RETAIL - BUILDING PRODUCTS
The Home Depot, Inc.                                 593,312          22,765,381                4.29
                                                     -------         -----------                ----
RETAIL - DISCOUNT
Costco Wholesale Corporation*                        647,612          23,029,083                4.34
Wal-Mart Stores, Inc.                                426,198          21,096,801                3.97
                                                                     -----------                ----
                                                                      44,125,884                8.31
                                                     -------         -----------                ----
RETAIL - JEWELRY
Tiffany & Company                                    584,303          12,650,160                2.38
                                                     -------         -----------                ----
SAVING AND LOANS/THRIFTS
Washington Mutual, Inc.                              420,404          16,177,146                3.05
                                                     -------         -----------                ----
TELECOMMUNICATIONS EQUIPMENT
QUALCOMM, Inc.*                                      222,072          10,557,303                1.99
                                                     -------         -----------                ----
TELECOMMUNICATIONS SERVICES
Amdocs Ltd.*                                         122,372           3,261,214                0.61
                                                     -------         -----------                ----
TELEPHONE - INTEGRATED
Verizon Communications, Inc.                          70,888           3,835,750                0.72
                                                     -------         -----------                ----
TOTAL COMMON STOCKS
  (COST $518,048,227)                                                516,435,507               97.27
                                                                     ===========               =====

                                                                      SCHEDULE
                                                                         OF
                                                                     INVESTMENTS
                                                                     [CONTINUED]



MARSICO GROWTH &
INCOME FUND
SEPTEMBER 30, 2001


                                               NUMBER        MARKET VALUE                PERCENT OF
                                             OF SHARES        IN DOLLARS                 NET ASSETS
                                             ---------       -------------               ----------
PREFERRED STOCK

AUTOMOTIVE - CARS/LIGHT TRUCKS
Porsche AG                                     7,738         $   1,971,750                  0.37%
                                               -----         -------------                  ----
TOTAL PREFERRED STOCK
    (COST $2,754,497)                                            1,971,750                  0.37
                                                             =============                  ====


                                          PRINCIPAL AMOUNT      MARKET VALUE             PERCENT OF
                                            IN DOLLARS           IN DOLLARS              NET ASSETS
                                          ----------------      ------------             ----------
CORPORATE BONDS

BUILDING - RESIDENTIAL/COMMERCIAL
  M.D.C. Holdings, Inc.,
  8.375%, 2/1/08                         $  2,700,000            2,484,000                 0.47
                                         ------------            ---------                 ----
TOTAL CORPORATE BONDS
  (COST $2,635,112)                                               2,484,000                 0.47
                                                                  =========                 ====


                                             PRINCIPAL/        MARKET VALUE             PERCENT OF
                                              SHARES            IN DOLLARS              NET ASSETS
                                             ---------         ------------             ----------
SHORT-TERM INVESTMENTS

Federal Home Loan Bank,
    2.75%, 10/1/01                           3,100,000            3,100,000                 0.58
SSgA Money Market Fund                          18,270               18,270                 0.01
                                             ---------         ------------               ------

TOTAL SHORT-TERM INVESTMENTS
  (COST $3,118,270)                                               3,118,270                 0.59
                                             ---------         ------------               ------

TOTAL INVESTMENTS (COST $526,556,106)                           524,009,527                98.70
Cash and Other Assets less Liabilities                            6,893,983                 1.30
                                             ---------         ------------               ------

NET ASSETS                                                     $530,903,510               100.00%
                                                               ============               ======

* Non-income producing.
See notes to financial statements.

                                                                      STATEMENT
                                                                      OF ASSETS
                                                                          AND
                                                                     LIABILITIES


MARSICO GROWTH &
INCOME FUND
SEPTEMBER 30, 2001


                                                               (AMOUNTS IN THOUSANDS)
                                                               ----------------------
ASSETS
Investments, at value (cost $526,557)                                 $ 524,010
Cash and foreign currency                                                     1
Receivable for investments sold                                           6,861
Receivable for capital stock sold                                           936
Interest and dividends receivable                                           345
Organizational expenses, net of accumulated amortization                     34
Prepaid expenses and other assets                                            88
                                                                      ---------
TOTAL ASSETS                                                            532,275
                                                                      =========
LIABILITIES
Payable for capital stock redeemed                                          580
Accrued investment advisory fee                                             379
Accrued distribution fee                                                     95
Accrued trustees fees                                                        90
Accrued expenses and other liabilities                                      227
                                                                      ---------
TOTAL LIABILITIES                                                         1,371
                                                                      ---------
NET ASSETS                                                            $ 530,904
                                                                      =========

NET ASSETS CONSIST OF
Paid-in-capital                                                       $ 588,814
Accumulated net investment loss                                            (104)
Accumulated net realized loss on investments                            (55,259)
Net unrealized depreciation on investments
  and foreign currency translations                                    (2,547)
                                                                      ---------
NET ASSETS                                                            $ 530,904
                                                                      =========

SHARES OUTSTANDING, $0.001 par value
    (UNLIMITED SHARES AUTHORIZED)                                        41,778
                                                                      ---------

NET ASSET VALUE, REDEMPTION PRICE,
    AND OFFERING PRICE PER SHARE
    (NET ASSETS/SHARES OUTSTANDING)*                                  $   12.71
                                                                      =========

* Not in thousands.
See notes to financial statements.

                                                                     STATEMENT
                                                                          OF
                                                                     OPERATIONS


MARSICO GROWTH &
INCOME FUND
FOR THE YEAR ENDED
SEPTEMBER 30, 2001


                                                               (AMOUNTS IN THOUSANDS)
                                                               ----------------------

INVESTMENT INCOME
Interest                                                              $   1,293
Dividends (net of $24 of non-reclaimable
  foreign withholding taxes)                                            4,434
                                                                      ---------
TOTAL INVESTMENT INCOME                                                   5,727
                                                                      ---------
EXPENSES
Investment advisory fees                                                  6,271
Distribution fees                                                         1,844
Transfer agent fees and expenses                                            861
Printing and postage expenses                                               230
Fund administration fees                                                    184
Custody and fund accounting fees                                            145
Trustees' fees and expenses                                                  80
Professional fees                                                            49
State registration fees                                                      44
Amortization of organizational costs                                         28
Miscellaneous                                                                48
                                                                      ---------
TOTAL EXPENSES                                                            9,784
Less expenses paid indirectly                                              (179)
                                                                      ---------
NET EXPENSES                                                              9,605
                                                                      ---------
NET INVESTMENT LOSS                                                      (3,878)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                        (30,348)
Net realized loss on foreign currency transactions                          (10)
Change in unrealized appreciation/depreciation on
  investments and foreign currency translations                      (309,903)
                                                                      ---------
Net Loss on Investments                                                (340,261)
                                                                      ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $(344,139)
                                                                      =========


See notes to financial statements.

                                                                    STATEMENTS
                                                                    OF CHANGES
                                                                   IN NET ASSETS


MARSICO GROWTH &
INCOME FUND

                                                                     YEAR            YEAR
                                                                     ENDED           ENDED
(AMOUNTS IN THOUSANDS)                                              9/30/01         9/30/00
                                                                  ----------      ----------
OPERATIONS
Net investment loss                                                $  (3,878)      $  (5,352)
Net realized gain (loss) on investments                              (30,348)         13,005
Net realized loss on options written                                      --          (4,345)
Net realized gain (loss) on
   foreign currency transactions                                         (10)            422
Change in unrealized appreciation/depreciation
   on investments and foreign currency translations                 (309,903)        200,151
                                                                  ----------      ----------
Net increase (decrease) in net assets resulting from operations     (344,139)        203,881
                                                                  ----------      ----------
DISTRIBUTIONS
Net realized gains                                                        --          (5,226)
Distributions in excess of net realized gains                        (31,993)             --
                                                                  ----------      ----------
Total distributions                                                  (31,993)         (5,226)
                                                                  ----------      ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares                                         249,493         551,926
Proceeds from reinvestment of distributions                           30,448           5,019
Redemption of shares                                                (375,627)       (441,368)
                                                                  ----------      ----------
Net increase (decrease) from capital share transactions              (95,686)        115,577
                                                                  ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (471,818)        314,232
                                                                  ==========      ==========
NET ASSETS
Beginning of period                                                1,002,722         688,490
END OF PERIOD                                                     $  530,904      $1,002,722
                                                                  ==========      ==========

TRANSACTIONS IN SHARES
Shares sold                                                           15,449          27,162
Shares issued in reinvestment of distributions                         1,774             250
Shares redeemed                                                      (23,602)        (21,524)
                                                                  ----------      ----------
NET INCREASE (DECREASE)                                               (6,379)          5,888
                                                                  ==========      ==========

See notes to financial statements.

                                                                     FINANCIAL
                                                                    HIGHLIGHTS

MARSICO GROWTH &
INCOME FUND
FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                              YEAR          YEAR          YEAR         12/31/97*
                                                              ENDED         ENDED         ENDED           TO
                                                             9/30/01       9/30/00        9/30/99       9/30/98
                                                            ---------     ---------      ---------     ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                       $   20.82     $   16.29      $   11.54     $   10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                             (0.09)        (0.11)         (0.06)        (0.01)
Net realized and unrealized gains (losses) on investments       (7.32)         4.75           4.81          1.55
                                                            ---------     ---------      ---------     ---------
Total from investment operations                                (7.41)         4.64           4.75          1.54
                                                            ---------     ---------      ---------     ---------

DISTRIBUTIONS
Net realized gains                                                 --         (0.11)            --            --
Distributions in excess of net realized gains                   (0.70)           --             --            --
                                                            ---------     ---------      ---------     ---------
Total distributions                                             (0.70)        (0.11)            --            --
                                                            ---------     ---------      ---------     ---------
NET ASSET VALUE, END OF PERIOD                              $   12.71     $   20.82      $   16.29     $   11.54
                                                            =========     =========      =========     =========
TOTAL RETURN                                                   (36.45)%       28.53%         41.16%        15.40%(1)

SUPPLEMENTAL DATA AND RATIOS

Net assets, end of period (000s)                            $ 530,904    $1,002,722      $ 688,490     $ 263,519
Ratio of expenses to average net assets, less
   waivers and before expenses paid indirectly                   1.33%         1.30%          1.43%         1.51%(2)
Ratio of net investment loss to average net assets,
  net of waivers and expenses paid indirectly                   (0.53)%       (0.54)%        (0.46)%       (0.14)%(2)
Ratio of expenses to average net assets, before
  waivers and expenses paid indirectly                           1.33%         1.30%          1.43%         1.78%(2)
Ratio of net investment loss to average net assets,
  before waivers and expenses paid indirectly                   (0.55)%       (0.55)%        (0.47)%       (0.41)%(2)
Portfolio turnover rate                                           120%          137%           137%          141%(1)

 *   Inception

(1)  Not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

See notes to financial statements.

                                                                         FUND
                                                                       OVERVIEW

MARSICO 21ST
CENTURY FUND
SEPTEMBER 30, 2001

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.


                                     One Year            Average Annual Since
PERFORMANCE COMPARISON         (10/1/00 - 9/30/01)  Inception (2/1/00 - 9/30/01)
--------------------------------------------------------------------------------
Marsico 21st Century Fund           -42.36%(1)              -24.55%(1)
S&P 500(R) Index                    -26.62%                 -15.09%

NET ASSETS
--------------------------------------------------------------------------------
9/30/01                                                $60,124,235

NET ASSET VALUE
------------------------------------------
Net Asset Value Per Share          $  6.26       GROWTH OF $10,000(2)
                                                 o Marsico 21st Century Fund
TOP FIVE HOLDINGS                                o S&P 500(R) Index
------------------------------------------
UnitedHealth Group, Inc.              6.36%
InterMune, Inc.                       5.54
Citigroup, Inc.                       5.17               [GRAPH]
Fannie Mae                            5.10
Tenet Healthcare Corp.                5.07

SECTOR ALLOCATION(3)
------------------------------------------
Consumer Non-Cyclical                25.66%
Consumer Cyclical                    19.86
Financial                            18.59
Communications                       12.57
Industrial                            8.37
Energy                                7.31
Technology                            4.27
Utilities                             2.51
Basic Materials                       0.86

(1) The performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

(2) This chart assumes an initial investment of $10,000 made on February 1, 2000 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

      The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

                                                                     SCHEDULE
                                                                        OF
                                                                    INVESTMENTS

MARSICO 21ST
CENTURY FUND
SEPTEMBER 30, 2001

                                                  Number     Market Value    Percent of
                                                of Shares     in Dollars     Net Assets
                                               ----------    ------------    ----------
COMMON STOCKS
AEROSPACE/DEFENSE
Embraer -
  Empresa Brasileira de Aeronautica ADR            44,842      $  571,736          0.95%
Lockheed Martin Corporation                        23,486       1,027,513          1.71
                                                             ------------    ----------
                                                                1,599,249          2.66
AIRLINES
Skywest, Inc.                                     111,110       1,857,759          3.09
                                               ----------    ------------    ----------
APPLICATIONS SOFTWARE
Microsoft Corporation*                             19,784       1,012,347          1.68
                                               ----------    ------------    ----------
AUDIO/VIDEO PRODUCTS
Harman International                               19,112         640,252          1.06
                                               ----------    ------------    ----------
AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG*                       19,318         492,777          0.82
                                               ----------    ------------    ----------
BUILDING PRODUCTS - AIR & HEATING
Aaon, Inc.*                                        28,248         827,666          1.38
                                               ----------    ------------    ----------
CABLE TV
Charter Communications, Inc.*                      70,818         876,727          1.46
Comcast Corporation - Class A*                     51,084       1,832,383          3.05
                                                             ------------    ----------
                                                                2,709,110          4.51
                                                             ------------    ----------
CELLULAR TELECOMMUNICATIONS
Sprint Corporation - PCS Group*                    23,486         617,447          1.03
                                               ----------    ------------    ----------
CHEMICALS - SPECIALTY
Symyx Technologies, Inc.*                          33,460         493,535          0.82
                                               ----------    ------------    ----------
DIVERSIFIED FINANCIAL SERVICES
Citigroup, Inc.                                    76,818       3,111,129          5.17
                                               ----------    ------------    ----------
DIVERSIFIED MANUFACTURING
General Electric Company                           23,486         873,679          1.45
Tyco International Ltd.                            33,212       1,511,146          2.52
                                                             ------------    ----------
                                                                2,384,825          3.97
                                                             ------------    ----------
ELECTRIC - INTEGRATED
Duke Energy Corporation                            38,058       1,440,495          2.40
                                               ----------    ------------    ----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS
Kopin Corporation*                                 36,474         380,424          0.63
                                               ----------    ------------    ----------

                                                                     SCHEDULE
                                                                        OF
                                                                    INVESTMENTS
                                                                    [CONTINUED]

MARSICO 21ST
CENTURY FUND
SEPTEMBER 30, 2001

                                                  NUMBER     MARKET VALUE    PERCENT OF
                                                OF SHARES     IN DOLLARS     NET ASSETS
                                               ----------    ------------    ----------
COMMON STOCKS CONTINUED

ELECTRONIC FORMS
Adobe Systems, Inc.                                37,834    $    907,259          1.51%
                                               ----------    ------------    ----------
FINANCE - INVESTMENT BANKER/BROKER
Lehman Brothers Holdings, Inc.                     51,258       2,914,017          4.85
                                               ----------    ------------    ----------
FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                                         38,334       3,069,020          5.10
                                               ----------    ------------    ----------
FOOD - WHOLESALE/DISTRIBUTION
Performance Food Group Co.*                        31,628         902,347          1.50
                                               ----------    ------------    ----------
HOTELS & MOTELS
Four Seasons Hotels, Inc.                          17,491         655,388          1.09
                                               ----------    ------------    ----------
MEDICAL - BIOMEDICAL/GENE
InterMune, Inc.*                                   87,077       3,330,695          5.54
                                               ----------    ------------    ----------
MEDICAL - HMO
UnitedHealth Group, Inc.                           57,485       3,822,753          6.36
                                               ----------    ------------    ----------
MEDICAL - HOSPITALS
Tenet Healthcare Corporation*                      51,110       3,048,712          5.07
                                               ----------    ------------    ----------
MEDICAL - LABS & TESTING SERVICES
Quest Diagnostics, Inc.*                           29,292       1,807,316          3.01
                                               ----------    ------------    ----------
MEDICAL - OUTPATIENT/HOME MEDICAL CARE
Matria Healthcare, Inc.*                           59,798       1,443,524          2.40
                                               ----------    ------------    ----------
MEDICAL INSTRUMENTS
Kensey Nash Corporation*                           20,552         393,160          0.65
                                               ----------    ------------    ----------
MULTI-LINE INSURANCE
American International Group, Inc.                 20,436       1,594,008          2.65
                                               ----------    ------------    ----------
MULTIMEDIA
The Walt Disney Company                            23,500         437,570          0.73
                                               ----------    ------------    ----------
OIL COMPANIES - INTEGRATED
BP PLC ADR                                         40,902       2,011,151          3.34
Exxon Mobil Corporation                            23,486         925,349          1.54
                                                             ------------    ----------
                                                                2,936,500          4.88
                                               ----------    ------------    ----------
OIL FIELD MACHINERY & EQUIPMENT
Smith International, Inc.*                         34,848       1,268,467          2.11
                                               ----------    ------------    ----------

                                                                     SCHEDULE
                                                                        OF
                                                                    INVESTMENTS
                                                                    [CONTINUED]

MARSICO 21ST
CENTURY FUND
SEPTEMBER 30, 2001

                                                  NUMBER     MARKET VALUE    PERCENT OF
                                                OF SHARES     IN DOLLARS     NET ASSETS
                                               ----------    ------------    ----------
COMMON STOCKS CONTINUED
OPTICAL RECOGNITION EQUIPMENT
Optimal Robotics Corporation Class A*               6,428    $    157,486          0.26%
                                               ----------    ------------    ----------
RETAIL - BUILDING PRODUCTS
The Home Depot, Inc.                               71,197       2,731,829          4.54
Lowe's Companies, Inc.                             46,028       1,456,786          2.42
                                                             ------------    ----------
                                                                4,188,615          6.96
                                               ----------    ------------    ----------
RETAIL - DISCOUNT
Costco Wholesale Corporation*                      53,014       1,885,178          3.14
                                               ----------    ------------    ----------
RETAIL - JEWELRY
Tiffany & Company                                  35,856         776,282          1.29
                                               ----------    ------------    ----------
RETAIL - RESTAURANTS
Starbucks Corporation*                             61,428         917,734          1.53
                                               ----------    ------------    ----------
TELECOMMUNICATIONS EQUIPMENT
QUALCOMM, Inc.*                                    47,421       2,254,394          3.75
                                               ----------    ------------    ----------
TELECOMMUNICATIONS SERVICES
Amdocs Ltd.*                                       45,296       1,207,139          2.01
TOTAL COMMON STOCKS (COST $60,022,784)                         57,484,579         95.61
                                                             ------------    ----------

                                               Principal/    Market Value    Percent of
                                                 Shares       in Dollars     Net Assets
                                               ----------    ------------    ----------
SHORT-TERM INVESTMENTS
Federal Home Loan Bank, 2.75%, 10/1/01         $3,000,000       3,000,000          4.99
SSgA Money Market Fund                             76,864          76,864          0.13
                                               ----------    ------------    ----------

TOTAL SHORT-TERM INVESTMENTS (COST $3,076,864)                  3,076,864          5.12
                                                             ------------    ----------

TOTAL INVESTMENTS (COST $63,099,648)                           60,561,443        100.73
Liabilities less Cash and Other Assets                           (437,208)        (0.73)
                                                             ------------    ----------
NET ASSETS                                                   $ 60,124,235        100.00%
                                                             ============    ==========

* Non-income producing.
See notes to financial statements.

                                                                     STATEMENT
                                                                     OF ASSETS
                                                                        AND
                                                                    LIABILITIES

MARSICO 21ST
CENTURY FUND
SEPTEMBER 30, 2001

                                                         (AMOUNTS IN THOUSANDS)
                                                         ----------------------
ASSETS
Investments, at value (cost $63,099)                                  $  60,561
Receivable for investments sold                                           2,074
Receivable for capital stock sold                                            46
Interest and dividends receivable                                            15
Prepaid expenses and other assets                                            72
                                                                      ---------
TOTAL ASSETS                                                             62,768

LIABILITIES
Payable for investments purchased                                         2,309
Payable for capital stock redeemed                                           39
Accrued investment advisory fee                                              39
Accrued distribution fee                                                     96
Accrued trustees fees                                                        85
Accrued expenses and other liabilities                                       76
                                                                      ---------
TOTAL LIABILITIES                                                         2,644
                                                                      ---------
NET ASSETS                                                            $  60,124
                                                                      =========

NET ASSETS CONSIST OF
Paid-in-capital                                                       $ 132,139
Accumulated net investment loss                                            (100)
Accumulated net realized loss on
  investments and options written                                       (69,266)
Accumulated net realized loss on foreign
  currency transactions                                                    (111)
Net unrealized depreciation on investments                               (2,538)
                                                                      ---------
NET ASSETS                                                            $  60,124
                                                                      =========

SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                           9,603
                                                                      ---------
NET ASSET VALUE, REDEMPTION PRICE,
  AND OFFERING PRICE PER SHARE (NET
  ASSETS/SHARES OUTSTANDING)*                                         $    6.26
                                                                      =========

* Not in thousands.

See notes to financial statements.

                                                                     STATEMENT
                                                                        OF
                                                                    OPERATIONS

MARSICO 21ST
CENTURY FUND
FOR THE YEAR ENDED
SEPTEMBER 30, 2001

                                                          (AMOUNTS IN THOUSANDS)
                                                          ----------------------
Interest                                                              $     274
Dividends (net of $11 of non-reclaimable
  foreign withholding taxes)                                                457
                                                                      ---------
TOTAL INVESTMENT INCOME                                                     731
                                                                      ---------
EXPENSES
Investment advisory fees                                                    839
Distribution fees                                                           247
Transfer agent fees and expenses                                            141
Fund administration fees                                                     89
Trustees' fees and expenses                                                  80
Custody and fund accounting fees                                             61
Professional fees                                                            36
Printing and postage expenses                                                28
State registration fees                                                      27
Miscellaneous                                                                 4
                                                                      ---------
TOTAL EXPENSES                                                            1,552
Less waiver of expenses                                                     (69)
Less expenses paid indirectly                                                (2)
                                                                      ---------
NET EXPENSES                                                              1,481
                                                                      ---------
NET INVESTMENT LOSS                                                        (750)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                                        (39,521)
Net realized loss on options written                                        (23)
Net realized loss on foreign currency transactions                          (12)
Change in unrealized appreciation/
  depreciation on investments                                           (16,390)
                                                                      ---------
Net Loss on Investments                                                 (55,946)
                                                                      ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $ (56,696)
                                                                      =========

See notes to financial statements.

                                                                    STATEMENTS
                                                                    OF CHANGES
                                                                   IN NET ASSETS

MARSICO 21ST
CENTURY FUND

                                                                    YEAR          YEAR
                                                                    ENDED        ENDED
(AMOUNTS IN THOUSANDS)                                             9/30/01      9/30/00
                                                                  ---------     ---------
OPERATIONS
Net investment loss                                               $    (750)    $    (821)
Net realized loss on investments                                    (39,521)      (29,722)
Net realized loss on options written                                    (23)           --
Net realized loss on foreign currency transactions                      (12)         (103)
Change in unrealized appreciation/
  depreciation on investments                                       (16,390)       13,852
                                                                  ---------     ---------
Net decrease in net assets resulting from operations                (56,696)      (16,794)
                                                                  ---------     ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares                                         50,636       205,161
Redemption of shares                                                (63,989)      (58,194)
                                                                  ---------     ---------
Net increase (decrease) from capital share transactions             (13,353)      146,967
                                                                  ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (70,049)      130,173
                                                                  =========     =========

NET ASSETS
Beginning of period                                                 130,173            --
END OF PERIOD                                                     $  60,124     $ 130,173
                                                                  =========     =========

TRANSACTIONS IN SHARES
Shares sold                                                           5,875        17,114
Shares redeemed                                                      (8,254)       (5,132)
                                                                  ---------     ---------
NET INCREASE (DECREASE)                                              (2,379)       11,982
                                                                  =========     =========

See notes to financial statements.

                                                                      FINANCIAL
                                                                     HIGHLIGHTS

MARSICO 21ST
CENTURY FUND

FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                YEAR        2/1/00*
                                                                ENDED         TO
                                                               9/30/01      9/30/00
                                                               -------      --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                          $ 10.86      $  10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                              (0.08)        (0.07)
Net realized and unrealized gains
  (losses) on investments                                        (4.52)         0.93
                                                               -------      --------
Total from investment operations                                 (4.60)         0.86
                                                               -------      --------
NET ASSET VALUE, END OF PERIOD                                 $  6.26      $  10.86
                                                               =======      ========

TOTAL RETURN                                                    (42.36)%        8.60%(1)

SUPPLEMENTAL DATA AND RATIOS

Net assets, end of period (000s)                               $60,124      $130,173
Ratio of expenses to average net assets, less
  waivers and before expenses paid indirectly                     1.50%         1.50%(2)
Ratio of net investment loss to average net
  assets, net of waivers and expenses paid indirectly            (0.76)%       (0.92)%(2)
Ratio of expenses to average net assets, before
  waivers and expenses paid indirectly                            1.57%         1.70%(2)
Ratio of net investment loss to average net
  assets, before waivers and expenses paid indirectly            (0.83)%       (1.13)%(2)
Portfolio turnover rate(3)                                         399%          267%(1)

 *  Inception.

(1) Not annualized for periods less than one year.

(2) Annualized for periods less than one year.

(3) Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

                                                                          FUND
                                                                        OVERVIEW


MARSICO INTERNATIONAL
OPPORTUNITIES FUND
SEPTEMBER 30, 2001

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in issuers from at least three different countries, not including the United States and maintains a core position of between 35 and 50 common stocks.

                                                                                  AVERAGE ANNUAL
                                                              ONE YEAR            SINCE INCEPTION
PERFORMANCE COMPARISON                                  (10/1/00 - 9/30/01)     (6/30/00 - 9/30/01)
----------------------------------------------------------------------------------------------------------
Marsico International Opportunities Fund                    (32.32)%(1)              (24.69)%(1)
Morgan Stanley Capital
    International EAFE Index                                (28.53)%                 (28.50)%

NET ASSETS
----------------------------------------------------------------------------------------------------------
9/30/01                                                $17,608,691

NET ASSET VALUE
-----------------------------------------------------
Net Asset Value Per Share                       $6.78           GROWTH OF $10,000(2)
                                                                o Marsico International
TOP FIVE HOLDINGS                                                 Opportunities Fund
-----------------------------------------------------           o Morgan Stanley Capital
           Royal Bank of Scotland Group PLC      3.37%            International EAFE Index
           Muenchener Rueckversicherungs-
           Gesellschaft AG                       3.32                     [GRAPH]
           GlaxoSmithKline PLC                   3.30
           Koninklijke Ahold N.V.                3.18
           Unilever N.V.                         3.06

SECTOR ALLOCATION(3)
-----------------------------------------------------
           Financial                            26.87%
           Consumer Non-Cyclical                22.31
           Consumer Cyclical                    14.21
           Communications                       10.36
           Industrial                            9.85
           Energy                                7.89
           Utilities                             4.36
           Exchanged-Traded Fund                 3.14
           Technology                            1.01



(1) The performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

(2) This chart assumes an initial investment of $10,000 made on June 30, 2000 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

     The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

                                                                     SCHEDULE
                                                                        OF
                                                                    INVESTMENTS

MARSICO INTERNATIONAL
OPPORTUNITIES FUND
SEPTEMBER 30, 2001

                                                  NUMBER      MARKET VALUE     PERCENT OF
                                                OF SHARES      IN DOLLARS      NET ASSETS
                                              ------------   --------------   ------------
COMMON STOCKS

ADVERTISING SERVICES
JC Decaux S.A.*                                     21,866   $      170,138           0.97%
                                              ------------   --------------   ------------

AIRLINES
Ryanair Holdings PLC ADR*                           11,985          491,025           2.79
WestJet Airlines Ltd.*                              47,598          502,745           2.86
                                                             --------------   ------------
                                                                    993,770           5.65
                                              ------------   --------------   ------------

AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG*                        13,812          352,326           2.00
                                              ------------   --------------   ------------

BEVERAGES WINES/SPIRITS
Diageo PLC                                          39,930          419,433           2.38
                                              ------------   --------------   ------------

BREWERY
Heineken Holding N.V. - Class A                     14,949          419,013           2.38
                                              ------------   --------------   ------------

BUILDING PRODUCTS - CEMENT/AGGREGATES
Cemex S.A. de C.A. ADR                               8,400          172,536           0.98
Lafarge S.A.*                                        4,834          393,507           2.23
                                                             --------------   ------------
                                                                    566,043           3.21
                                              ------------   --------------   ------------

CABLE TV
Sogecable, S.A.*                                     9,048          197,207           1.12
                                              ------------   --------------   ------------

CELLULAR TELECOMMUNICATIONS
Vodafone Group PLC - SP ADR                        120,780          266,347           1.51
                                              ------------   --------------   ------------

COMMERCIAL BANKS
H&CB                                                 8,790          188,742           1.07
The Suruga Bank Ltd.                                33,000          248,863           1.41
                                                             --------------   ------------

                                                                    437,605           2.48
                                              ------------   --------------   ------------

CONSULTING SERVICES
Accenture Ltd. - Class A*                           35,971          458,630           2.60
                                              ------------   --------------   ------------

DIVERSIFIED MANUFACTURING
Bombardier, Inc. - Class B                          25,696          188,750           1.07
                                              ------------   --------------   ------------

ELECTRIC - INTEGRATED
RWE AG                                               9,283          372,557           2.12
                                              ------------   --------------   ------------

ELECTRONIC COMPONENTS - SEMICONDUCTORS
ARM Holdings PLC*                                   48,173          165,899           0.94
                                              ------------   --------------   ------------

ENERGY - ALTERNATIVE SOURCES
Grupo Auxiliar Metalurgico, S.A.*                   21,280          290,488           1.65
                                              ------------   --------------   ------------

                                                                     SCHEDULE
                                                                        OF
                                                                    INVESTMENTS
                                                                    [CONTINUED]

MARSICO INTERNATIONAL
OPPORTUNITIES FUND
SEPTEMBER 30, 2001

                                                  NUMBER      MARKET VALUE     PERCENT OF
                                                OF SHARES      IN DOLLARS      NET ASSETS
                                              ------------   --------------   ------------
COMMON STOCKS CONTINUED

ENGINEERING/RESEARCH & DEVELOPMENT
SERVICES
Nippon COMSYS Corporation                           18,000   $      224,981           1.28%
                                              ------------   --------------   ------------

FINANCE - CONSUMER LOANS
Aiful Corporation                                    3,950          331,348           1.88
                                              ------------   --------------   ------------

FOOD - MISCELLANEOUS/DIVERSIFIED
Unilever N.V.*                                       9,958          538,299           3.06
                                              ------------   --------------   ------------

INVESTMENT MANAGEMENT/ADVISORY
SERVICES
AWD Holdings AG                                     11,894          267,356           1.52
                                              ------------   --------------   ------------

MEDICAL - DRUGS
GlaxoSmithKline PLC                                 20,552          580,119           3.30
Novo Nordisk A/S ADR                                 3,698          155,316           0.88
Novo Nordisk A/S - Class B                           6,374          264,400           1.50
                                                             --------------   ------------
                                                                    999,835           5.68
                                              ------------   --------------   ------------

MONEY CENTER BANKS
Royal Bank of Scotland Group PLC                    26,976          594,088           3.37
UBS AG                                              11,508          531,094           3.02
                                                             --------------   ------------
                                                                  1,125,182           6.39
                                              ------------   --------------   ------------
MORTGAGE BANKS
Northern Rock PLC                                   68,382          514,723           2.92
                                              ------------   --------------   ------------

MULTI-LINE INSURANCE
AMB Generali Holding AG                              1,739          165,775           0.94
Assicurazioni Generali S.p.A                         9,915          266,183           1.51
Corporacion Mapfre S.A                              77,196          455,937           2.59
                                                             --------------   ------------
                                                                    887,895           5.04
                                              ------------   --------------   ------------

OIL COMPANIES - EXPLORATION & PRODUCTION
CNOOC Ltd. ADR*                                     17,600          352,000           2.00
                                              ------------   --------------   ------------

OIL COMPANIES - INTEGRATED
BP PLC ADR                                          34,824          287,724           1.63
Total Fina ELF SA*                                   2,722          365,380           2.08
                                                             --------------   ------------
                                                                    653,104           3.71
                                              ------------   --------------   ------------

PUBLISHING - NEWSPAPERS
Trinity Mirror PLC                                  36,276          185,150           1.05
VNU N.V                                             10,368          292,026           1.66
                                                             --------------   ------------
                                                                    477,176           2.71
                                              ------------   --------------   ------------

                                                                     SCHEDULE
                                                                        OF
                                                                    INVESTMENTS
                                                                    [CONTINUED]

MARSICO INTERNATIONAL
OPPORTUNITIES FUND
SEPTEMBER 30, 2001

                                                  NUMBER      MARKET VALUE     PERCENT OF
                                                OF SHARES      IN DOLLARS      NET ASSETS
                                              ------------   --------------   ------------
COMMON STOCKS CONTINUED

REAL ESTATE OPERATIONS/DEVELOPMENT
Mitsui Fudosan Co., Ltd.                            23,000   $      262,394           1.49%
                                              ------------   --------------   ------------

REINSURANCE
Muenchener Rueckversicherungs-
   Gesellschaft AG                                   2,274          584,621           3.32
                                              ------------   --------------   ------------

RETAIL - APPAREL/SHOE
Industria de Diseno Textil, S.A.*                   21,644          364,397           2.07
                                              ------------   --------------   ------------

RETAIL - FOOD
Carrefour S.A                                        5,574          268,342           1.52
Koninklijke Ahold N.V                               20,162          559,627           3.18
                                                             --------------   ------------
                                                                    827,969           4.70
                                                             --------------   ------------

RETAIL - MAJOR DEPARTMENT STORE
KarstadtQuelle AG                                   12,191          365,006           2.07
                                              ------------   --------------   ------------

TELECOMMUNICATIONS EQUIPMENT
Nokia Corporation ADR                               13,000          203,450           1.16
                                              ------------   --------------   ------------

TELECOMMUNICATIONS SERVICES
Amdocs Ltd.*                                         5,854          156,009           0.89
                                              ------------   --------------   ------------

TELEPHONE - INTEGRATED
Portugal Telecom, SGPS, S.A                         31,804          230,967           1.31
                                              ------------   --------------   ------------

TRANSPORTATION - RAIL
Canadian National Railway Company                    9,613          365,775           2.08
                                              ------------   --------------   ------------

TRANSPORTATION - SERVICES
TPG N.V                                             14,235          271,916           1.54
                                              ------------   --------------   ------------

WATER
Suez Lyonnaise Des Aux*                             10,338          343,395           1.95
                                              ------------   --------------   ------------

TOTAL COMMON STOCKS
  (COST $15,807,832)                                             15,646,004          88.85
                                                             ==============   ============

PREFERRED STOCKS
AUTOMOTIVE - CARS/LIGHT TRUCKS
Porsche AG                                           1,012          257,872           1.47
                                              ------------   --------------   ------------

TOTAL PREFERRED STOCKS
  (COST $251,515)                                                   257,872           1.47
                                                             ==============   ============

                                                                     SCHEDULE
                                                                        OF
                                                                    INVESTMENTS
                                                                    [CONTINUED]

MARSICO INTERNATIONAL
OPPORTUNITIES FUND
SEPTEMBER 30, 2001

                                                  NUMBER      MARKET VALUE     PERCENT OF
                                                OF SHARES      IN DOLLARS      NET ASSETS
                                              ------------   --------------   ------------


EXCHANGE-TRADED FUND
iShares MSCI EAFE Index Fund                         4,570   $      516,090           2.93%
                                              ------------   --------------   ------------

TOTAL EXCHANGED-TRADED FUND
  (COST $512,068)                                                   516,090           2.93
                                                             ==============   ============


                                              PRINCIPAL/     MARKET VALUE      PERCENT OF
                                                SHARES        IN DOLLARS       NET ASSETS
                                             ------------   --------------    ------------

SHORT-TERM INVESTMENTS
Federal Home Loan Bank,
  2.75%, 10/1/01                             $    800,000          800,000            4.54

SSgA Money Market Fund                             69,455           69,455            0.40
                                             ------------   --------------    ------------

TOTAL SHORT-TERM INVESTMENTS
  (COST $869,455)                                                  869,455            4.94
                                                            ==============    ============

TOTAL INVESTMENTS (COST $17,440,870)                            17,289,421           98.19
Cash and Other Assets less Liabilities                             319,270            1.81
                                                            --------------    ------------

NET ASSETS                                                    $ 17,608,691          100.00%
                                                            ==============    ============

                                                  MARKET           PERCENT OF
                                                  VALUE      INVESTMENT SECURITIES
                                              ------------   ---------------------
SUMMARY OF INVESTMENTS BY COUNTRY

Canada                                        $  1,057,270           6.1%
                                              ------------         -----
China                                              352,000           2.0
                                              ------------         -----
Denmark                                            419,716           2.4
                                              ------------         -----
Finland                                            203,450           1.2
                                              ------------         -----
France                                           1,540,762           8.9
                                              ------------         -----
Germany                                          2,365,513          13.7
                                              ------------         -----
Ireland                                            491,025           2.9
                                              ------------         -----
Italy                                              266,183           1.5
                                              ------------         -----
Japan                                            1,067,586           6.2
                                              ------------         -----
Mexico                                             172,536           1.0
                                              ------------         -----
Netherlands                                      2,080,881          12.0
                                              ------------         -----
Portugal                                           230,967           1.3
                                              ------------         -----
Scotland                                           594,088           3.4
                                              ------------         -----
South Korea                                        188,742           1.1
                                              ------------         -----
Spain                                            1,308,029           7.6
                                              ------------         -----
Switzerland                                        531,094           3.1
                                              ------------         -----
United Kingdom                                   3,034,034          17.6
                                              ------------         -----
United States(1)                                   869,455           5.0
                                              ------------         -----
Other(2)                                           516,090           3.0
                                              ------------         -----
Total                                         $ 17,289,421         100.0%
                                              ============         =====

 *   Non-income producing.
(1)  Short-term securities.
(2)  iShares MSCI EAFE Index Fund.
See notes to financial statements.

                                                                     STATEMENT
                                                                     OF ASSETS
                                                                        AND
                                                                    LIABILITIES

MARSICO INTERNATIONAL
OPPORTUNITIES FUND
SEPTEMBER 30, 2001

                                                                (AMOUNTS IN THOUSANDS)
                                                                ----------------------

ASSETS
Investments, at value (cost $17,441)                                 $     17,289
Foreign currency (cost $1,292)                                              1,279
Receivable for investments sold                                             2,041
Receivable for capital stock sold                                               1
Interest and dividends receivable                                              40
Receivable from adviser                                                         4
Prepaid expenses and other assets                                              58
                                                                     ------------

TOTAL ASSETS                                                               20,712
                                                                     ============

LIABILITIES
Payable for investments purchased                                           2,979
Payable for capital stock redeemed                                              4
Accrued distribution fee                                                        9
Accrued trustees fees                                                          72
Accrued expenses and other liabilities                                         39
                                                                     ------------

TOTAL LIABILITIES                                                           3,103
                                                                     ------------
NET ASSETS                                                           $     17,609
                                                                     ============

NET ASSETS CONSIST OF
Paid-in-capital                                                      $     25,341
Accumulated net investment loss                                               (53)
Accumulated net realized loss on investments                               (6,711)
Accumulated net realized loss on foreign currency
  transactions                                                               (803)
Net unrealized depreciation on investments
  and foreign currency translations                                          (165)
                                                                     ------------
NET ASSETS                                                           $     17,609
                                                                     ============

SHARES OUTSTANDING, $0.001 par value
  (UNLIMITED SHARES AUTHORIZED)                                             2,598
                                                                     ============
NET ASSET VALUE, REDEMPTION PRICE,
  AND OFFERING PRICE PER SHARE (NET
  ASSETS/SHARES OUTSTANDING)*                                        $       6.78
                                                                     ============

*Not in thousands.

See notes to financial statements.

                                                                       STATEMENT
                                                                          OF
                                                                      OPERATIONS

MARSICO INTERNATIONAL
OPPORTUNITIES FUND
FOR THE YEAR ENDED
SEPTEMBER 30, 2001

                                                      (AMOUNTS IN THOUSANDS)
                                                      ----------------------

INVESTMENT INCOME
  Interest                                                $          109
  Dividends (net of $31 of non-reclaimable
      foreign withholding taxes)                                     228
                                                          --------------

Total Investment Income                                              337
                                                          ==============

EXPENSES
Investment advisory fees                                             173
Custody and fund accounting fees                                      85
Trustees' fees and expenses                                           80
Distribution fees                                                     51
Fund administration fees                                              50
Professional fees                                                     35
Transfer agent fees and expenses                                      30
State registration fees                                               20
Printing and postage expenses                                          4
Miscellaneous                                                          1
                                                          --------------

TOTAL EXPENSES                                                       529
Less waiver/reimbursement of expenses                               (203)
                                                          --------------

NET EXPENSES                                                         326
                                                          ==============

NET INVESTMENT INCOME                                                 11
                                                          ==============

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                                  (6,974)
Net realized loss on foreign currency transactions                  (567)
Change in unrealized appreciation/depreciation on
  investments and foreign currency translations                     (164)
                                                          --------------

Net Loss on Investments                                           (7,705)
                                                          --------------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                               $       (7,694)
                                                          ==============

See notes to financial statements.

                                                                     STATEMENTS
                                                                     OF CHANGE
                                                                   IN NET ASSETS

MARSICO INTERNATIONAL
OPPORTUNITIES FUND

                                                              YEAR       6/30/00*
                                                             ENDED         TO
                                                            9/30/01      9/30/00
                                                          ----------    ----------

(AMOUNTS IN THOUSANDS)

OPERATIONS

Net investment income                                     $       11    $       11
Net realized gain (loss) on investments                       (6,974)          660
Net realized loss on foreign currency transactions              (567)         (268)
Change in unrealized appreciation/depreciation
  on investments and foreign currency translations              (164)           (1)
                                                          ----------    ----------
Net increase (decrease) in net assets resulting
  from operations                                             (7,694)          402
                                                          ----------    ----------

DISTRIBUTIONS

Net investment income                                            (42)           --
Distributions in excess of net investment income                 (12)           --
Distributions in excess of net realized gains                   (397)           --
                                                          ----------    ----------
Total distributions                                             (451)           --
                                                          ----------    ----------

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares                                  24,538        15,903
Proceeds from reinvestment of distributions                      442            --
Redemption of shares                                         (14,706)         (825)
                                                          ----------    ----------
Net increase from capital share transactions                  10,274        15,078
                                                          ----------    ----------
TOTAL INCREASE IN NET ASSETS                                   2,129        15,480
                                                          ==========    ==========

NET ASSETS

Beginning of period                                           15,480            --
END OF PERIOD                                             $   17,609    $   15,480
                                                          ==========    ==========

TRANSACTIONS IN SHARES

Shares sold                                                    2,780         1,576
Shares issued in reinvestment of distributions                    49            --
Shares redeemed                                               (1,725)          (82)
                                                          ----------    ----------
NET INCREASE                                                   1,104         1,494
                                                          ==========    ==========

* Inception.

See notes to financial statements.

                                                                      FINANCIAL
                                                                      HIGHLIGHTS

MARSICO INTERNATIONAL
OPPORTUNITIES FUND
FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                     YEAR           6/30/00*
                                                                    ENDED             TO
                                                                   9/30/01          9/30/00
                                                                 ------------     ------------

NET ASSET VALUE,
  BEGINNING OF PERIOD                                            $      10.36     $      10.00
                                                                 ------------     ------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      --             0.01
Net realized and unrealized gains (losses)
  on investments                                                        (3.27)            0.35
                                                                 ------------     ------------
Total from investment operations                                        (3.27)            0.36
                                                                 ------------     ------------

DISTRIBUTIONS
Net investment income                                                   (0.03)              --
Distributions in excess of net investment income                        (0.01)              --
Distributions in excess of net realized gains                           (0.27)              --
                                                                 ------------     ------------
Total distributions                                                     (0.31)              --
                                                                 ------------     ------------
NET ASSET VALUE, END OF PERIOD                                   $       6.78     $      10.36
                                                                 ============     ============

TOTAL RETURN                                                           (32.32)%           3.60%(1)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000s)                                 $     17,609     $     15,480
Ratio of expenses to average net assets, less
  waivers and before expenses paid indirectly                            1.60%            1.60%(2)
Ratio of net investment income to average
  net assets, net of waivers and expenses paid indirectly                0.05%            0.33%(2)
Ratio of expenses to average net assets, before
  waivers and expenses paid indirectly                                   2.60%            4.76%(2)
Ratio of net investment loss to average net
  assets, before waivers and expenses paid indirectly                   (0.94)%          (2.83)%(2)
Portfolio turnover rate(3)                                                543%             190%(1)

 *   Inception.
(1)  Not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Portfolio turnover is greater than most funds due to the investment style of the Fund.
See notes to financial statements.

                                                                       NOTES TO
                                                                      FINANCIAL
                                                                      STATEMENTS


MARSICO FUNDS
SEPTEMBER 30, 2001

1.   ORGANIZATION

     The Marsico Investment Fund (the "Trust") was organized on October 1, 1997, as a Delaware Business Trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Focus Fund, the Growth & Income Fund, the 21st Century Fund and the International Opportunities Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth & Income Fund, the 21st Century Fund and the International Opportunities Fund are diversified funds. The Focus and Growth & Income Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000 and the International Opportunities Fund commenced operations on June 30, 2000. An affiliate of the Adviser holds approximately 55% of the International Opportunities Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     (a) INVESTMENT VALUATION - A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities that will mature in more than 60 days are valued at prices furnished by a pricing service. Securities that will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Trustees.

     (b) ORGANIZATION COSTS - Costs incurred by the Focus and Growth & Income Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of

                                                                      NOTES TO
                                                                     FINANCIAL
                                                                     STATEMENTS
                                                                     [CONTINUED]


MARSICO FUNDS
SEPTEMBER 30, 2001


          the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption. Organizational costs of the 21st Century Fund and the International Opportunities Fund were expensed by the Funds as incurred.

     (c) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in Expenses Paid Indirectly in the Statement of Operations.

          Banc of America Securities is an affiliate of Marsico Capital Management, LLC and is designated as an introductory broker on certain Fund transactions. For the year ended September 30, 2001, brokerage commissions paid to Banc of America Securities were $658,063, $197,042, $17,418 and $0 for the Focus Fund, Growth & Income Fund, 21st Century Fund and International Opportunities Fund, respectively. Also, brokerage commissions were paid to unaffiliated brokers which reduced certain transfer agent fees and expenses in the amount of $554,434, $165,145, $0 and $0 for the Focus Fund, Growth & Income Fund, 21st Century Fund and International Opportunities Fund, respectively, for the year ended September 30, 2001. Such credits are included in fees paid indirectly on the Statements of Operations.

     (d) FEDERAL INCOME TAXES - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

          The Focus Fund incurred post-October currency and capital losses (in thousands) of $4 and $218,113, respectively. The Growth & Income Fund incurred post-October currency and capital losses (in thousands) of $8 and $48,664, respectively. The 21st Century Fund incurred post-October currency and capital losses (in thousands) of $1 and $28,215, respectively. The International Opportunities Fund incurred post-

                                                                      NOTES TO
                                                                     FINANCIAL
                                                                     STATEMENTS
                                                                     [CONTINUED]


MARSICO FUNDS
SEPTEMBER 30, 2001


          October currency and capital losses (in thousands) of $0 and $5,820, respectively. Post-October currency losses and capital losses are treated as arising in 2002.

          At September 30, 2001, the 21st Century Fund and International Opportunities Fund had accumulated capital loss carryforwards (in thousands) of $38,563 and $480, respectively, expiring in 2009. To the extent that they realize future net capital gains, those gains will be offset by any unused capital loss carryforward.

     (e) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.

          These reclassifications are due to differing treatment for items such as deferral of wash sales, foreign currency transactions, net operating losses and post-October capital losses. Accordingly, at September 30, 2001, reclassifications (in thousands) were recorded to increase (decrease) paid-in-capital by $(9,896), $(5,445), $(718) and $0, increase (decrease) net investment income by $7,236, $3,816, $715 and $(41), increase (decrease) accumulated net realized gain (loss) on investments and options written by $2,654, $1,620, $0 and $0, and increase (decrease) accumulated net realized gain (loss) on foreign currency transactions by $6, $9, $3 and $41 for the Focus, Growth & Income, 21st Century and International Opportunities Funds, respectively.

     (f) FOREIGN CURRENCY TRANSLATION - The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

          Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid.

          The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held

                                                                      NOTES TO
                                                                     FINANCIAL
                                                                     STATEMENTS
                                                                     [CONTINUED]


MARSICO FUNDS
SEPTEMBER 30, 2001


          at fiscal year end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

     (g) FORWARD CURRENCY CONTRACTS AND FUTURES CONTRACTS - The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

          Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

          Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

          Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

          The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

                                                                      NOTES TO
                                                                     FINANCIAL
                                                                     STATEMENTS
                                                                     [CONTINUED]


MARSICO FUNDS
SEPTEMBER 30, 2001

     (h) OPTIONS CONTRACTS - The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

          The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

          When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in call options written for the year ended September 30, 2001, for the Funds, were as follows:

                                                         NUMBER
21ST CENTURY FUND                                     OF CONTRACTS      PREMIUMS
                                                      ------------      --------
Options outstanding at 9/30/00                             --                --
                                                       ------          --------
Options written                                           413           365,286
                                                       ------          --------
Options terminated in closing
  purchase transactions                                  (413)         (365,286)
                                                       ------          --------
Options exercised                                          --                --
                                                       ------          --------
Options expired                                            --                --
                                                       ------          --------
Options outstanding at 9/30/01                             --                --
                                                       ------          --------

                                                                      NOTES TO
                                                                     FINANCIAL
                                                                     STATEMENTS
                                                                     [CONTINUED]


MARSICO FUNDS
SEPTEMBER 30, 2001

     The Fund did not write put options during the year ended ~September 30, 2001.

     (i) TRUSTEES' COMPENSATION - Effective February 1, 2000, the Board of Trustees adopted the Marsico Deferred Fee Plan (the "Plan") that allows the independent Trustees to defer the receipt of all or a portion of the Trustees' fees payable. The deferred fees are invested in certain of the Funds until distribution in accordance with the Plan.

     (j) REDEMPTION FEE - For shares purchased on or after September 1, 2001, a 2.00% redemption fee is retained by the International Opportunities Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date and is recorded by the Fund as a reduction of shares redeemed and as a credit to paid-in-capital. For the period September 1 (effective date) to September 30, 2001, the International Opportunities Fund received $194 in redemption fees.

     (k) AICPA AUDIT AND ACCOUNTING GUIDE - In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds expect the impact of the Guide on the Funds to be insignificant.

     (l) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

3.   INVESTMENT ADVISORY AGREEMENT

     The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus, Growth & Income, 21st Century, and International Opportunities Funds. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus and International Opportunities Funds' average daily net assets and 1.50% of the Growth & Income and the 21st Century Funds'

                                                                      NOTES TO
                                                                     FINANCIAL
                                                                     STATEMENTS
                                                                     [CONTINUED]


MARSICO FUNDS
SEPTEMBER 30, 2001


     average daily net assets until December 31, 2001. This fee waiver is voluntary and may be terminated at any time. The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

4.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2001, were as follows:

(AMOUNTS IN THOUSANDS)                              PURCHASES           SALES
                                                   ----------         ----------
Focus Fund                                         $2,451,408         $2,995,019
                                                   ----------         ----------
Growth & Income Fund                                  869,658            986,521
                                                   ----------         ----------
21st Century Fund                                     373,030            389,400
                                                   ----------         ----------
International Opportunities Fund                      107,102             97,052
                                                   ----------         ----------

     There were no purchases or sales of U.S. government securities.

     The cost of securities on a tax basis (in thousands) for the Focus, Growth & Income, 21st Century and International Opportunities Funds was $1,337,075, $533,152, $65,699 and $18,655, respectively. At September 30,
     2001, gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

                                             GROWTH &       21ST     INTERNATIONAL
                                 FOCUS        INCOME      CENTURY    OPPORTUNITIES
(AMOUNTS IN THOUSANDS)            FUND         FUND         FUND         FUND
                               ---------    ---------    ---------   -------------
Unrealized appreciation        $  89,861    $  48,364    $   2,705    $     403
Unrealized depreciation         (131,611)     (57,506)      (7,843)      (1,769)
                               ---------    ---------    ---------    ---------
NET UNREALIZED APPRECIATION    $ (41,750)   $  (9,142)   $  (5,138)   $  (1,366)
                               =========    =========    =========    =========
  (DEPRECIATION)


FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the Focus Fund and the Growth & Income Fund designated capital gain dividends of $238,439,632 and $31,992,676, respectively, for the year ended September 30, 2001.

                                                                      REPORT OF
                                                                     INDEPENDENT
                                                                     ACCOUNTANTS


MARSICO FUNDS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE MARSICO INVESTMENT FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (constituting The Marsico Investment Fund, hereafter referred to as the "Fund") at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
November 2, 2001

56

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                                  888-860-8686

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                                 P.O. Box 3210
                            Milwaukee, WI 53201-3210

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